UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2004 (March 15, 2004)

M & F Worldwide Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-13780	02-0423416

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street New York, New York	10021

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 572-8600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

The following disclosure is being furnished pursuant to Item 12 of this Form 8-K:

On March 15, 2004, M & F Worldwide Corp. issued a press release announcing its results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.

Date:	March 16, 2004	By:	/s/ Barry F. Schwartz, Esq.

Name:	Barry F. Schwartz, Esq.
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated March 15, 2004